Exhibit 10.4

DEMAND PROMISSORY NOTE

Date:	September 1, 2009
Principal Sum:	$20,000.00
Interest Rate:	8% annual, commencing September 1, 2009

FOR VALUE RECEIVED, Quality Green Building Materials Supplies, Inc., a California corporation (the "Company"), hereby promises to pay on demand to the order Spencer Luo, a married person (the "Lender"), the principal sum of One Hundred Thousand dollars ($20,000.00), together with interest on the outstanding principal commencing on September 1, 2009, at the simple rate of seven percent (8%) per annum, unless paid in full prior to said date and subject to the terms and conditions of this Demand Promissory Note (the "Note").

THIS NOTE IS SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS, TO WHICH THE HOLDER HEREOF, BY ACCEPTANCE HEREOF, AGREES:

1.      Payment. Principal and interest are payable in lawful money of the United States of America or by other valuable consideration as Lender approves. Payment is to be made by mail to the registered address of the Lender, as set forth on the Company's books, or such other location as the Lender shall designate in writing. Interest to be paid annually until principal is paid in full.

2.      Prepayment. The Company shall have the right to prepay at any time without penalty any amounts outstanding. Payments received first shall be applied to the payment of accrued interest, if any, and then to the repayment of principal.

3.      Default. The failure of Company to timely pay any amount due under this Note within thirty (30) days after written notice from Lender shall constitute default.

4.      Acceleration on Default. In the event of default, Lender in good faith may declare the entire unpaid balance of principal and interest to be immediately due and payable without further demand or notice.

5.      Waiver of Presentment. Company waives presentment, protest, demand, notice of protest, and notice of demand and dishonor under this Note.

6.      Attorneys' Fees. In the event this Note is not paid when due, the Company shall pay to the Lender all costs and expenses incurred by the Lender in enforcing this Note and collecting amounts due under this Note, including reasonable attorneys' fees.

7.      Governing Law. Jurisdiction, and Venue. This Note shall be governed by and construed according to the laws of the State of California. The Company hereby consents to the jurisdiction of all federal and state courts in California, and agrees that venue shall lie exclusively in San Mateo County, California.

Executed at Millbrae, California, effective as of the date first set forth above.

Quality Green Buildin Supplies, Inc.

By:	/s/ Chung Tung Lim	Date:	9/1/2009
Chung Tung Lim, President

By:	/s/ Steven Leung	Date:	9/1/2009
Steven Leung, Secretary

DEMAND PROMISSORY NOTE

Date:	September 1, 2009
Principal Sum:	$100,000.00
Interest Rate:	8% annual, commencing September 1, 2009

FOP, VALUE RECEIVED, Quality Green Building Materials Supplies, Inc., a California corporation (the "Company"), hereby promises to pay on demand to the order Chung Tung Lim, a married person (the "Lender"), the principal sum of One Hundred Thousand dollars ($100,000_00), together with interest on the outstanding principal commencing on September 1, 2009, at the simple rate of seven percent (8%) per annum, unless paid in full prior to said date and subject to the terms and conditions of this Demand Promissory Note (the "Note").

THIS NOTE IS SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS, TO WHICH THE HOLDER HEREOF, BY ACCEPTANCE HEREOF, AGREES:

1.      Payment. Principal and interest are payable in lawful money of the United States of America or by other valuable consideration as Lender approves. Payment is to be made by mail to the registered address of the Lender, as set forth on the Company's books, or such other location as the Lender shall designate in writing. Interest to be paid annually until principal is paid in full.

2.      Erepavinent. The Company shall have the right to prepay at any time without penalty any amounts outstanding. Payments received first shall be applied to the payment of accrued interest, if any, and then to the repayment of principal.

3.  Default. The failure of Company to timely pay any amount due under this Note within thirty (30) days after written notice from Lender shall constitute default.

4.      Acceleration on Default. In the event of default, Lender in good faith may declare the entire unpaid balance of principal and interest to be immediately due and payable without further demand or notice.

5.      Waives of Presentment. Company waives presentment, protest, demand, notice of protest, and notice of demand and dishonor under this Note.

6.      Attorneys' Fees. In the event this Note is not paid when due, the Company shall pay to the Lender all costs and expenses incurred by, the Lender in enforcing this Note and collecting amounts due under this Note, including reasonable attorneys' fees.

7.      Governing Law,l Jurisdiction, and Venue. This Note shall be governed by and construed according to the laws of the State of California. The Company hereby consents to the jurisdiction of all federal and state courts in California, and agrees that venue shall lie exclusively in San Mateo County, California.

Executed at Millbrae, California, effective as of the date first set forth above.

Quality Green Buildin Supplies, Inc.

By:	/s/ Spencer Luo	Date:	9/1/2009
Spencer Luo, CEO

By:	/s/ Steven Leung	Date:	9/1/2009
Steven Leung, Secretary